                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                         $[1,222,020,000] (APPROXIMATE)
                  SPECIALTY UNDERWRITING & RESIDENTIAL FINANCE
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2005-BC4

                                  [SURF LOGO]

                           WILSHIRE CREDIT CORPORATION
                                    SERVICER

                             J.P. MORGAN CHASE BANK
                                     TRUSTEE

                                NOVEMBER 18, 2005

                                IMPORTANT NOTICES

This document and the information contained herein (the "Computational Materials") are confidential and may not be used by or disclosed to any person other than the person to whom they were originally delivered and such person's legal, tax, financial and/or accounting advisors. If you have received these Computational Materials in error, please notify the sending party immediately by telephone and return the original to such party by mail. Notwithstanding the foregoing, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the securities, and all materials of any kind relating to such federal tax treatment and structure, other than the identity of the issuer and information that would permit the identification of the issuer.

These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. The Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in these Computational Materials has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities has not been filed with the Securities and Exchange Commission. These Computational Materials shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in these Computational Materials in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in these Computational Materials for definitive information on any matter discussed herein. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

                                                                                          1ST LIEN
                              ALL                                  1ST LIEN        FICO      FRM
TOP LEVEL STATS              LOANS          MH         2NDS       BAL < 50K       < 500   PURCHASE
------------------------  -------------  ----------  -----------  ----------  ----------  ----------
Total Collateral          1,196,628,713     283,825  113,198,614   2,304,888     603,783  32,918,320
Percent of Deal                 100.00%       0.02%        9.46%       0.19%       0.05%       2.75%
Statistical Cut-Off Date     2005-12-01  2005-12-01   2005-12-01  2005-12-01  2005-12-01  2005-12-01

AVERAGES BY GROUP

WALA                                  5           5            5           5           6           6
FICO                                622         622          652         597          NA         638
DTI                              41.39%      38.03%       42.08%      33.07%      40.19%      39.82%
LTV                              82.66%      83.34%       99.62%      77.15%      74.56%      81.52%
CLTV                             91.39%      83.34%       99.62%      86.22%      77.80%      95.90%
Coupon                            7.38%       8.35%       10.53%       8.03%       9.69%       7.42%
Balance                         145,011     141,912       45,681      45,194      75,473     134,360

PCT BY GROUP

Prefunded                           N/A         N/A          N/A         N/A         N/A         N/A
Delinquent at closing               N/A         N/A          N/A         N/A         N/A         N/A
Full Doc %                       46.89%      56.30%       32.46%      81.50%     100.00%      47.06%
Owner Occupied %                 98.20%     100.00%       99.23%      97.88%     100.00%      98.15%
First Lien %                     90.54%     100.00%        0.00%     100.00%     100.00%     100.00%
Loans w/ MI                      19.07%     100.00%        0.00%      21.19%       0.00%      17.90%
Loans w/ Simult 2nds             38.58%       0.00%        0.00%      27.59%       0.00%      67.33%
First Time Borrowers             33.44%       0.00%       54.85%      49.74%      53.20%      53.49%
Stated Docs w/ W2                50.04%      43.70%       65.41%      14.70%       0.00%      50.61%

STATS ONLY FOR ARMS

Max Rate                         13.38%      14.35%        0.00%      14.39%      16.69%         N/A
Margin                            5.93%       7.07%        0.00%       6.70%       7.74%         N/A
Initial Cap                       2.97%       3.00%        0.00%       2.97%       3.00%         N/A
Periodic Cap                      1.03%       1.00%        0.00%       1.00%       1.00%         N/A
Avg Reset Freq (mo)                  21          26            0          20          18         N/A

                                                                      ARM          ARM
                              1ST LIEN     ARM I/O      ARM I/O     NON I/O       NON I/O
TOP LEVEL STATS               FRM REFI    PURCHASE       REFI       PURCHASE       REFI
------------------------    -----------  -----------  -----------  -----------  -----------
Total Collateral            102,038,364  259,238,113  174,480,485  266,407,591  248,347,227
Percent of Deal                   8.53%       21.66%       14.58%       22.26%       20.75%
Statistical Cut-Off Date     2005-12-01   2005-12-01   2005-12-01   2005-12-01   2005-12-01

AVERAGES BY GROUP

WALA                                  6            6            6            5            6
FICO                                600          655          612          620          590
DTI                              39.53%       42.59%       40.98%       41.54%       40.93%
LTV                              77.34%       80.49%       81.28%       82.46%       80.73%
CLTV                             79.10%       98.71%       86.12%       96.50%       82.69%
Coupon                            6.91%        6.68%        6.87%        7.45%        7.13%
Balance                         171,493      239,150      280,967      142,312      183,012

PCT BY GROUP

Prefunded                           N/A          N/A          N/A          N/A          N/A
Delinquent at closing               N/A          N/A          N/A          N/A          N/A
Full Doc %                       70.41%       30.98%       50.31%       46.93%       57.95%
Owner Occupied %                 98.61%       99.16%       99.58%       96.32%       97.62%
First Lien %                    100.00%      100.00%      100.00%      100.00%      100.00%
Loans w/ MI                      41.14%        4.18%       25.18%       16.76%       32.56%
Loans w/ Simult 2nds              7.86%       85.75%       24.06%       55.18%        8.12%
First Time Borrowers              0.00%       57.11%        0.00%       64.70%        0.00%
Stated Docs w/ W2                24.57%       66.66%       43.85%       51.09%       39.28%

STATS ONLY FOR ARMS

Max Rate                            N/A       12.97%       13.06%       13.98%       13.40%
Margin                              N/A        5.53%        6.01%        6.10%        6.13%
Initial Cap                         N/A        2.99%        2.98%        2.95%        2.97%
Periodic Cap                        N/A        1.05%        1.02%        1.02%        1.02%
Avg Reset Freq (mo)                 N/A           20           21           20           21

                                                         1ST LIEN     FICO
FICO                     ALL LOANS      MH       2NDS    BAL < 50K    < 500
----                     ---------   -------   -------   ---------   -------
< 500                        0.05%     0.00%     0.00%      2.17%    100.00%
500 - 549                    6.80%     0.00%     0.00%      8.59%      0.00%
550 - 599                   25.27%     0.00%     8.77%     48.33%      0.00%
600 - 649                   41.83%   100.00%    45.96%     32.52%      0.00%
650 - 699                   19.10%     0.00%    31.78%      6.23%      0.00%
700 - 749                    5.24%     0.00%    10.09%      0.00%      0.00%
750 - 799                    1.68%     0.00%     3.32%      2.16%      0.00%
800 +                        0.04%     0.00%     0.08%      0.00%      0.00%
                         ---------   -------   -------   ---------   -------
                           100.00%   100.00%   100.00%    100.00%    100.00%

                                                         1ST LIEN     FICO
DTI                      ALL LOANS      MH       2NDS    BAL < 50K    < 500
----                     ---------   -------   -------   ---------   -------
<25                          4.30%     0.00%     3.04%     19.19%      9.02%
25 - 29.99                   5.33%     0.00%     3.45%     12.53%      0.00%
30 - 34.99                   9.20%     0.00%     7.40%     30.91%     19.44%
35 - 39.99                  16.13%   100.00%    15.80%     18.11%     23.46%
40 - 44.99                  26.33%     0.00%    30.59%     13.33%      8.38%
45 - 49.99                  32.36%     0.00%    35.00%      5.92%     39.71%
50 - 54.99                   6.12%     0.00%     4.51%      0.00%      0.00%
55 - 59.99                   0.25%     0.00%     0.21%      0.00%      0.00%
60 +                         0.00%     0.00%     0.00%      0.00%      0.00%
                         ---------   -------   -------   ---------   -------
                           100.00%     0.00%   100.00%    100.00%    100.00%

                                                         1ST LIEN     FICO
LTV                      ALL LOANS      MH       2NDS    BAL < 50K    < 500
---                      ---------   -------   -------   ---------   -------
<=60                         2.50%     0.00%     0.00%     12.72%      8.27%
60.01 - 65                   1.55%     0.00%     0.01%      2.13%      9.02%
65.01 - 70                   2.80%     0.00%     0.00%     10.94%      0.00%
70.01 - 75                   4.57%     0.00%     0.00%      6.42%     43.42%
75.01 - 80                  50.79%     0.00%     0.00%     30.71%     39.30%
80.01 - 85                  10.54%   100.00%     0.06%     10.18%      0.00%
85.01 - 90                  12.62%     0.00%     1.25%     16.85%      0.00%
90.01 - 95                   4.33%     0.00%     3.96%      1.89%      0.00%
95.01 - 100                 10.30%     0.00%    94.72%      8.15%      0.00%
> 100                        0.00%     0.00%     0.00%      0.00%      0.00%
                         ---------   -------   -------   ---------   -------
                           100.00%     0.00%   100.00%    100.00%    100.00%

                                                         1ST LIEN     FICO
CLTV                     ALL LOANS      MH       2NDS    BAL < 50K    < 500
----                     ---------   -------   -------   ---------   -------
<=60                         2.48%     0.00%     0.00%     11.43%      8.27%
60.01 - 65                   1.55%     0.00%     0.01%      0.27%      9.02%
65.01 - 70                   2.77%     0.00%     0.00%      0.00%      0.00%
70.01 - 75                   3.91%     0.00%     0.00%      3.45%     15.19%
75.01 - 80                   7.91%     0.00%     0.00%     14.08%     39.30%
80.01 - 85                   9.34%   100.00%     0.06%     10.18%     19.85%
85.01 - 90                  12.87%     0.00%     1.25%     14.79%      8.38%
90.01 - 95                   8.12%     0.00%     3.96%      4.03%      0.00%
95.01 - 100                 51.03%     0.00%    94.72%     41.77%      0.00%
> 100                        0.00%     0.00%     0.00%      0.00%      0.00%
                         ---------   -------   -------   ---------   -------
                           100.00%   100.00%   100.00%    100.00%    100.00%

                                                         1ST LIEN     FICO
PRODUCT                  ALL LOANS      MH       2NDS    BAL < 50K    < 500
-------                  ---------   -------   -------   ---------   -------
< 2 yr Fixed Term            0.77%     0.00%     0.00%      0.00%    100.00%
2 yr fixed hybrid           66.10%    43.70%     0.00%     66.82%      0.00%
3 yr fixed hybrid           11.37%    56.30%     0.00%      5.94%      0.00%
5 yr or longer hybrid        1.03%     0.00%     0.00%      0.00%      0.00%
Fixed Rate                  20.74%     0.00%   100.00%     27.24%      0.00%
                         ---------   -------   -------   ---------   -------
                           100.00%   100.00%   100.00%    100.00%    100.00%

                                                         1ST LIEN     FICO
I/O TERM                 ALL LOANS      MH       2NDS    BAL < 50K    < 500
--------                 ---------   -------   -------   ---------   -------
No IO Term                  62.95%   100.00%    99.97%     98.16%    100.00%
2 yr                         6.83%     0.00%     0.00%      1.84%      0.00%
3 yr                         0.63%     0.00%     0.00%      0.00%      0.00%
5 yr                        29.54%     0.00%     0.03%      0.00%      0.00%
> 5 yr                       0.04%     0.00%     0.00%      0.00%      0.00%
                         ---------   -------   -------   ---------   -------
                           100.00%   100.00%   100.00%    100.00%    100.00%

                                                         1ST LIEN     FICO
LOAN BALANCE             ALL LOANS      MH       2NDS    BAL < 50K    < 500
------------             ---------   -------   -------   ---------   -------
< 50,000                     4.37%     0.00%    44.21%    100.00%      8.27%
50,000 - 74,999              5.17%     0.00%    25.71%      0.00%     36.83%
75,000 - 99,999              6.56%     0.00%    17.55%      0.00%     15.19%
100,000 - 199,999           31.01%   100.00%    12.54%      0.00%     39.71%
200,000 - 499,999           49.01%     0.00%     0.00%      0.00%      0.00%
500,000 - 999,999            3.88%     0.00%     0.00%      0.00%      0.00%
1,000,000 -                  0.00%     0.00%     0.00%      0.00%      0.00%
                         ---------   -------   -------   ---------   -------
                           100.00%   100.00%   100.00%    100.00%    100.00%

                                                         1ST LIEN     FICO
AMORTIZATION TERM        ALL LOANS      MH       2NDS    BAL < 50K    < 500
-----------------        ---------   -------   -------   ---------   -------
< 15 years                   0.01%     0.00%     0.00%      4.24%      0.00%
15 yr                        0.44%     0.00%     1.38%      6.95%      0.00%
20 yr                        2.29%     0.00%    20.86%      1.17%      0.00%
30 yr                       95.64%   100.00%    77.76%     87.64%    100.00%
40 yr                        1.62%     0.00%     0.00%      0.00%      0.00%
                         ---------   -------   -------   ---------   -------
                           100.00%   100.00%   100.00%    100.00%    100.00%

                                                         1ST LIEN     FICO
MATURITY TERM            ALL LOANS      MH       2NDS    BAL < 50K    < 500
-------------            ---------   -------   -------   ---------   -------
< 15 years                   0.01%     0.00%     0.03%      4.24%      0.00%
15 yr                        7.68%     0.00%    77.67%      6.95%      0.00%
20 yr                        2.36%     0.00%    21.60%      1.17%      0.00%
30 yr                       89.95%   100.00%     0.70%     87.64%    100.00%
40 yr                        0.00%     0.00%     0.00%      0.00%      0.00%
                         ---------   -------   -------   ---------   -------
                           100.00%     0.00%   100.00%    100.00%    100.00%

                                                         1ST LIEN     FICO
PROPERTY TYPE            ALL LOANS      MH       2NDS    BAL < 50K    < 500
-------------            ---------   -------   -------   ---------   -------
Single Family               73.07%     0.00%    68.40%     82.76%     90.98%
PUD                         17.07%     0.00%    20.33%      4.18%      0.00%
Multi Family                 4.16%     0.00%     3.82%      1.87%      9.02%
Condo, Townhouse             5.67%     0.00%     7.46%     11.19%      0.00%
MH                           0.02%   100.00%     0.00%      0.00%      0.00%
                         ---------   -------   -------   ---------   -------
                           100.00%   100.00%   100.00%    100.00%    100.00%

                                                         1ST LIEN     FICO
LOAN PURPOSE             ALL LOANS      MH       2NDS    BAL < 50K    < 500
------------             ---------   -------   -------   ---------   -------
Purchase                    54.78%    56.30%    85.63%     57.83%     53.20%
Cash Out Refi               41.91%    43.70%    12.99%     38.72%     26.94%
Non Cash Out Refi            3.31%     0.00%     1.38%      3.45%     19.86%
                         ---------   -------   -------   ---------   -------
                           100.00%   100.00%   100.00%    100.00%    100.00%

                                                         1ST LIEN     FICO
GEOGRAPHIC DISTRIBUTION  ALL LOANS      MH       2NDS    BAL < 50K    < 500
-----------------------  ---------   -------   -------   ---------   -------
Alabama                      0.44%     0.00%     0.54%      0.00%      0.00%
Arizona                      2.86%     0.00%     2.40%      0.00%      0.00%
Arkansas                     0.19%     0.00%     0.27%      4.34%      0.00%
California-Northern          9.20%     0.00%     9.54%      0.00%      0.00%
California-Southern         22.07%     0.00%    25.78%      0.00%      0.00%
Colorado                     1.48%     0.00%     1.85%      0.00%      0.00%
Connecticut                  1.19%     0.00%     0.79%      0.00%      0.00%
Delaware                     0.12%     0.00%     0.04%      0.00%      0.00%
District of Columbia         0.03%     0.00%     0.03%      0.00%      0.00%
Florida                      5.18%    56.30%     6.39%      1.73%      0.00%
Georgia                      1.28%    43.70%     1.06%      4.29%      0.00%
Hawaii                       0.05%     0.00%     0.00%      0.00%      0.00%
Idaho                        0.34%     0.00%     0.28%      0.00%      0.00%
Illinois                     5.80%     0.00%     4.45%      2.14%      0.00%
Indiana                      1.01%     0.00%     1.02%      3.91%      0.00%
Iowa                         0.33%     0.00%     0.42%      2.17%      9.65%
Kansas                       0.48%     0.00%     0.69%      0.00%      0.00%
Kentucky                     0.89%     0.00%     0.79%      2.17%      0.00%
Louisiana                    0.40%     0.00%     0.29%      2.16%      0.00%
Maine                        0.29%     0.00%     0.12%      0.00%      0.00%
Maryland                     2.89%     0.00%     1.58%      0.00%      0.00%
Massachusetts                1.03%     0.00%     0.66%      0.27%      0.00%
Michigan                     3.07%     0.00%     3.06%      7.99%     52.43%
Minnesota                    2.49%     0.00%     3.11%      0.00%      0.00%
Mississippi                  0.18%     0.00%     0.12%      0.00%      0.00%
Missouri                     2.26%     0.00%     2.03%     12.59%      8.27%
Montana                      0.05%     0.00%     0.03%      0.00%      0.00%
Nebraska                     0.22%     0.00%     0.16%      0.00%      0.00%
Nevada                       4.54%     0.00%     5.23%      0.00%      0.00%
New Hampshire                0.18%     0.00%     0.10%      0.00%      0.00%
New Jersey                   1.42%     0.00%     0.76%      0.00%      0.00%
New Mexico                   0.10%     0.00%     0.00%      0.00%      0.00%
New York                     3.24%     0.00%     1.60%      9.95%      0.00%
North Carolina               0.47%     0.00%     0.33%      0.00%      0.00%
North Dakota                 0.05%     0.00%     0.05%      0.00%      0.00%
Ohio                         2.35%     0.00%     1.22%      2.15%     19.86%
Oklahoma                     0.56%     0.00%     0.59%      8.01%      0.00%
Oregon                       0.98%     0.00%     0.97%      0.00%      0.00%
Pennsylvania                 2.05%     0.00%     1.04%     12.30%      0.00%
Rhode Island                 0.70%     0.00%     0.37%      0.00%      0.00%
South Carolina               0.43%     0.00%     0.24%      0.00%      0.00%
South Dakota                 0.09%     0.00%     0.08%      0.00%      0.00%
Tennessee                    1.58%     0.00%     1.61%      2.17%      9.78%
Texas                        7.90%     0.00%    10.99%     19.52%      0.00%
Utah                         0.78%     0.00%     0.80%      0.00%      0.00%
Vermont                      0.01%     0.00%     0.00%      0.00%      0.00%
Virginia                     2.74%     0.00%     2.39%      0.00%      0.00%
Washington                   3.30%     0.00%     3.67%      0.00%      0.00%
West Virginia                0.19%     0.00%     0.11%      0.00%      0.00%
Wisconsin                    0.50%     0.00%     0.36%      2.15%      0.00%
Wyoming                      0.02%     0.00%     0.00%      0.00%      0.00%
                         ---------   -------   -------   ---------   -------
                           100.00%     0.00%   100.00%    100.00%    100.00%